WNL SEPARATE ACCOUNT A
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       Supplement dated December 30, 1997
                         to Prospectus dated May 1, 1997

This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by WNL Separate Account A ("Separate Account A") and Western National Life Insurance Company ("Western National Life").

BLACKROCK MANAGED BOND PORTFOLIO SUBSTITUTION

Pursuant to an Order of the U.S. Securities and Exchange Commission dated December 17, 1997, Western National Life received approval to substitute shares (the "Substitution") of the Salomon Brothers U.S. Government Securities Portfolio of WNL Series Trust for shares of the BlackRock Managed Bond Portfolio of WNL Series Trust held in Separate Account A. The Substitution was effected on December 29, 1997 (the "Substitution Date").

An Owner of a Contract that was funded in whole or in part by shares in the BlackRock Managed Bond Portfolio on the Substitution Date is permitted from the Substitution Date until January 30, 1998 to transfer his or her Salomon Brothers U.S. Government Securities Sub-Account value into any other Sub-Account without any limitation or charge on transfers described in the Prospectus for the variable annuity contracts. A written request must be received by Western
National Life at its Variable Annuity Service Center prior to the close of business on January 30, 1998 to effect such transfer. A complete list of all available Sub-Accounts into which an Owner may transfer is found in the Variable Annuity Prospectus dated May 1, 1997.

The investment objective and fees for the Salomon Brothers U.S. Government Securities Portfolio are described in the May 1, 1997 Prospectus for the variable annuity contracts.




                        CUSTOMER SERVICE: (800) 910-4455

               Issued by: Western National Life Insurance Company

                Annuity Service Office: 1290 Silas Deane Highway
                          Wethersfield, CT 06109-4303